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                             Janus Investment Fund
                      Supplement Dated September 25, 2000
       to Statement of Additional Information Dated January 31, 2000, as
                           Supplemented July 28, 2000

THIS INFORMATION SUPPLEMENTS THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION TOGETHER CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST A CURRENT COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL 1-800-525-3713.

I. The following replaces the information about Janus Capital's ownership under the heading "Investment Adviser:"

      Stilwell Financial Inc. ("Stilwell") owns approximately 81.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with Stilwell, selects a majority of Janus Capital's Board, subject to the approval of Stilwell, which Stilwell cannot unreasonably withhold.

II. With respect to the fourth sentence of the second paragraph under the heading "Custodian, Transfer Agent and Certain Affiliations," DST Systems, Inc. is now a subsidiary of Stilwell and not of KCSI.

III. Effective September 25, 2000, James P. Craig is no longer a Trustee or a Vice President of the Funds.

IV. Effective September 25, 2000, Steven R. Goodbarn is no longer Vice President and Chief Financial Officer of the Funds.